INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2025
INTANGIBLE ASSETS
INTANGIBLE ASSETS

14. INTANGIBLE ASSETS

Intangible assets are as follows:

	As of December 31, 2025
	Gross	Accumulated amortization	Net
	carrying value	and impairment	carrying value
	RMB	RMB	RMB	USD
		(in thousands)		(Note 3)
AI-driven User Acquisition & Platform Distribution Hub	14,510	(1,209)	13,301	1,902
Game licensing	2,830	(330)	2,500	357
Total	17,340	(1,539)	15,801	2,259

In July 2025, the Group paid RMB 3 million (US$0.4 million) to a third-party game publisher to acquire game licenses of The Greed of Man. The initial cost of the licenses was RMB 2.8 million (net of recoverable taxes of RMB 0.2 million). The licenses are valid for 5 years and are amortized on a straight-line basis.

In July 2025, the Group paid RMB7.5 million (US$1.1 million) to acquire an AI software- AI-driven User Acquisition & Platform Distribution Hub. The total purchase price is RMB 14.5 million (US$2.1 million), of which RMB 7.0 million (US$1.0 million) remained payable as of December 31, 2025. The acquired game licenses are amortized on a straight-line basis over the shorter of the useful economic life or five years.

Amortization expenses for the year ended December 31, 2025, amounted to approximately RMB 1.5 million (US$0.2 million)

The future amortization for the intangible assets is expected to be as follows:

For the years ending December 31,	RMB	USD

	(in thousands)
2026	3,468	496
2027	3,468	496
2028	3,468	496
2029	3,468	496
2030	1,929	275